UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2014

NATIONAL OILWELL VARCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12317	76-0475815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7909 Parkwood Circle Dr. Houston, Texas	77036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-346-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 30, 2014, National Oilwell Varco, Inc. (“NOV” or the “Company”) completed the previously announced spin-off of its distribution business into an independent public company named NOW Inc. On June 5, 2014, the Company filed a Current Report on Form 8-K to disclose certain historical financial information on a pro forma basis, reflecting the spin-off of NOW Inc. The June 5, 2014 Form 8-K contained the unaudited pro forma consolidated balance sheet of National Oilwell Varco, Inc., as of March 31, 2014, and the unaudited pro forma consolidated income statements of National Oilwell Varco, Inc., for the three months ended March 31, 2014 and March 31, 2013, and for the years ended December 31, 2013, 2012 and 2011, and the related notes thereto.

In conjunction with the spin-off of NOW Inc. we reviewed our reporting and management structure, and effective April 1, 2014, reorganized our Rig Technology, Petroleum Services & Supplies and remaining operations of Distribution & Transmission reporting segments into four new reporting segments. The new reporting segments will be Rig Systems, Rig Aftermarket, Wellbore Technologies and Completion & Production Solutions.

Because prior results of operations of our new reporting segments, by quarter, will not be reported until we file our Form 10-Q for each of the comparable quarters, beginning with the second quarter of 2014, management desires to furnish more timely information to investors to improve the understanding of the Company’s operating performance for the new reporting segments. Management is separately furnishing information which reflects our operating revenue, operating profit and backlog for the new reporting segments for the quarterly and annual periods in 2013, 2012 and the first quarter of 2014 and annual periods in 2011, 2010 and 2009.

The information included in Items 2.02 and 9.01 within this Current Report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information included in Items 2.02 and 9.01 within this Current Report shall not be incorporated by reference into any registration statement of other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is provided as part of the information furnished under Items 2.02 and 9.01 of this Current Report on Form 8-K:

99.1	Supplemental Financial Schedules

As described in Item 2.02 above this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2014	NATIONAL OILWELL VARCO, INC.

/s/ Brigitte Hunt
Brigitte Hunt
Vice President

Index to Exhibits

99.1	Supplemental Financial Schedules